INVESTOR PRESENTATION 2nd Quarter 2024 NASDAQ: SRCE | www.1stsource.com

DISCLOSURES Forward-Looking Statements Except for historical information, the matters discussed may include “forward-looking statements.” Those statements are subject to material risks and uncertainties. 1st Source cautions readers not to place undue reliance on any forward-looking statements, which speak only as of the date made. The audience is advised that various important factors could cause 1st Source’s actual results or circumstances for future periods to differ materially from those anticipated or projected in such forward-looking statements. Please refer to our press releases, Form 10-Qs, and 10-Ks concerning factors that could cause actual results to differ materially from any forward-looking statements of which we undertake no obligation to publicly update or revise. Non-GAAP Financial Measures The accounting and reporting policies of 1st Source conform to generally accepted accounting principles (“GAAP”) in the United States and prevailing practices in the banking industry. However, certain non-GAAP performance measures are used by management to evaluate and measure the Company’s performance. Although these non-GAAP financial measures are frequently used by investors to evaluate a financial institution, they have limitations as analytical tools, and should not be considered in isolation, or as a substitute for analyses of results as reported under GAAP. These include taxable-equivalent net interest income (including its individual components), net interest margin (including its individual components), the efficiency ratio, tangible common equity-to-tangible assets ratio, pre-tax pre-provision income and tangible book value per common share. Management believes that these measures provide users of the Company’s financial information a more meaningful view of the performance of the interest-earning assets and interest- bearing liabilities and of the Company’s operating efficiency. Other financial holding companies may define or calculate these measures differently. See the slides titled “Reconciliation of Non-GAAP Financial Measures” for a reconciliation of certain non-GAAP financial measures used by the Company with their most closely related GAAP measures. 2page

CORPORATE OVERVIEW Founded in 1863 $8.9 billion Community Bank with International Reach headquartered in South Bend, Indiana Community Banking  Locations throughout northern Indiana and southwestern Michigan  Business and personal banking, payment services, lending, mortgage, and leasing  Investment management, wealth advisory, estate planning, and retirement planning services  Business and consumer insurance sales Renewable Energy Financing  National footprint  Construction loans, permanent loans, and tax equity investments  Community solar, commercial and industrial, small utility scale, university, and municipal projects Specialty Finance  National and international footprint  Auto rental and leasing  Truck rental and leasing  Construction machinery  Corporate and personal aircraft 3page

MISSION & VISION 4page Mission To help our clients achieve security, build wealth and realize their dreams by offering straight talk, sound advice and keeping their best interests in mind for the long-term. Vision  Offer our clients the highest quality service  Be the financial institution of choice in each market we serve  Remain independent and nurture pride of ownership among all 1st Source colleagues  Support a proud family of colleagues who personify the 1st Source spirit of partnership  Achieve long-term, superior financial results

MARKET AREA 5page Specialty Finance Loans & Leases $3.53 billion Community Bank Loans & Leases $3.14 billion

BUSINESS MIX Loans & Leases 6page COMMUNITY BANKING 47% SPECIALTY FINANCE 53% Business 75% Personal 25%

COMMUNITY BANKING 78 Banking Centers 97 Twenty-four-hour ATMs 9 Trust & Wealth Advisory locations with approximately $5.8 billion of assets under management 10 1st Source Insurance offices 3 Loan Production offices 7page In person OnlineOver the phone Mobile

RENEWABLE ENERGY FINANCING



Our Renewable Energy Financing Division provides sponsors and developers with one-stop-shop financing by providing construction loans, permanent loans, and tax equity investments to community solar, commercial and industrial, small utility scale, university, and municipal projects. Loans and investments are made across the contiguous United States with a focus in the Northeast and Midwest.

Financed solar projects positively impact communities across our growing portfolio through energy cost savings and renewable energy generation.

Environmental Impact

The estimated aggregate power capacity of financed projects avoids 295,186 metric tons of carbon greenhouse emissions annually.*

- Over $459 million in loans and leases outstanding as of June 30, 2024
- Over $158 million invested to date in tax equity partnership investments as of June 30, 2024

Equivalent Emissions Avoided Annually*



33,215,452
gallons of gasoline consumed
-or-
28,996,633
gallons of diesel consumed
-or-
325,317,289
Pounds of coal burned
-or-
3,908
tanker trucks' worth of gasoline
38,495
homes' energy use for one year
-or-
58,257
homes' electricity use for one year
-or-
1,624
railcars' worth of coal burned
-or-
683,417
barrels of oil consumed

* Source: https://www.epa.gov/energy/greenhouse-gas-equivalencies-calculator as of July 25, 2024

1st Source Corporation

page 8

SPECIALTY FINANCE GROUP Auto and Light Truck Division Auto/light truck division provides financing for automobile rental and commercial auto leasing companies, and light truck rental and leasing companies. Medium and Heavy Duty Truck Division The medium and heavy duty truck division finances highway tractors and trailers and delivery trucks for the commercial trucking industry and trash and recycling equipment for municipalities and private businesses as well as equipment for landfills. Construction Equipment Division Construction equipment division provides financing for infrastructure projects (i.e., asphalt and concrete plants, bulldozers, excavators, cranes, and loaders, etc.) Aircraft Division Aircraft division provides financing primarily for new and pre-owned general aviation aircraft (including helicopters) for private and corporate users, some for aircraft distributors and dealers, air charter operators, air cargo carriers, and other aircraft operators. See Appendix for NAICS industry detail. 9page

52.1 84.1 115.3 141.7 0 25 50 75 100 125 150 Q2 21 Q2 22 Q2 23 Q2 24 Zelle Transactions (000s)7 61.3 65.8 69.0 71.1 45.0 50.0 55.0 60.0 65.0 70.0 75.0 Q2 21 Q2 22 Q2 23 Q2 24 Mobile Users (000s)² Zelle (P2P) HIGHLY RATED, FEATURE-RICH MOBILE APP Budget & Account Aggregation Other Services: Balance & Transfers, Pay Bills / eBills, Mobile Deposit, A2A Transfers Credit Score Mgmt.⁴ Debit Card Control Digital Wallet ⁵ 1 “Digital Adoption” is based on the primary deposit account holders’ usage of our online/mobile banking platforms 2 “Mobile Users” is based on activity within the Mobile App within the last 90 days 3 “Service Usage” are the number of distinct services (presented on the left) used by a digital user 4 Launched service in May 2022 5 1st Source Debit Cards can be loaded into Apple Pay, Samsung Pay & Google Wallet Apps 6. Based on Apple’s App Store rating at quarter-end 7. Some previously reported quarterly transactions have been modified. .. page 10 8K RATINGS 9.4K RATINGS 4.8  9.4K RATINGS 6 57% 62% 64% 67% 16% 14% 13% 12% 27% 24% 23% 21% 0% 25% 50% 75% 100% Q2 21 Q2 22 Q2 23 Q2 24 Digital Adoption¹ Mobile & Online Online Only Non-Digital 21% 27% 28% 32% 25% 23% 23% 23% 34% 27% 27% 25% 20% 23% 22% 20% 0% 25% 50% 75% 100% Q2 21 Q2 22 Q2 23 Q2 24 Service Usage³ 4+ 3 2 1

page 11 INSTANT PAYMENTS Successfully launched instant payment systems Real Time Payments (RTP) and FedNow over three phases in 2023: • RTP Receive  All deposit accounts eligible to receive funds through RTP • RTP Send  Send capability restricted to select client businesses • FedNow Send/Receive  One of only 35 banks and credit unions to launch FedNow on day one (~1,000 FI’s today) As of June 30, 2024, 1st Source sent or received over $97 million through RTP and FedNow channels, as well as surpassed 130,000 total transactions. 5 94 217 283 519 0 100 200 300 400 500 600 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Total Transaction Volume Sent 1,377 16,135 22,327 28,758 31,734 35,858 - 5,000 10,000 15,000 20,000 25,000 30,000 35,000 40,000 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Total Transaction Volume Received

AN EXPERIENCED AND PROVEN TEAM Executive Team 6 executives with an average 35 years each of banking experience and 26 years with 1st Source Business Banking Officers 42 business banking officers with an average 21 years each of lending experience and with 1st Source from 1 to 35 years Specialty Finance Group Officers 25 specialty finance officers with an average 24 years each of lending experience and with 1st Source from 1 to 33 years 12page

PERFORMANCE CLIENT Indiana SBA Community Lender Award 2013-2023 #1 SBA Lender in our Indiana footprint #1 SBA Lender Headquartered in State of Indiana #1 Deposit share in our 16 contiguous county market #5 Lender of Community Development Loans (Total Dollars) in State of Indiana by Banks Headquartered in Indiana. 2022 CRA data by FFIEC. #3 Lender of Community Development Loans (# of Loans) in State of Indiana by Banks Headquartered in Indiana. 2022 CRA data by FFIEC. #20 On Monitor Magazine’s 2023 Top 50 Bank Finance/Leasing Companies in the U.S. #35 On Monitor Magazine’s 2023 Top 100 Largest Equipment Finance/Leasing Companies in the U.S. 13page

PERFORMANCE LEADERSHIP 2024 Forbes’ America’s Best Banks list #14 in the U.S. and #1 in Indiana 2024 Forbes’ Best in State Banks 2024 Forbes’ 500 Best Employers for New Grads 2024 US News & World Report – Best Companies to Work For - Midwest Indianapolis Business Journal’s 250 Most Influential Business Leaders Christopher J. Murphy III Chairman and CEO 1st Source Corporation Tracy D. Graham & Isaac P. Torres Board Members 14page

FINANCIAL REVIEW

16page 5128 5987 6426 6121 6152 609 356 285 836 945 0.53% 0.19% 0.38% 1.77% 2.35% -0.40% 0.52% 1.44% 2.36% 3.28% 4.20% 0 3,000 6,000 9,000 2020 2021 2022 2023 2024 YTD Core Deposits ($MM) Non-core Deposits ($MM) Effective Rate on Deposits (%) CORE DEPOSIT FRANCHISE TOTAL AVERAGE DEPOSITS *Non-core deposits include CDs over $250,000, brokered CDs, and national listing service CDs. 6343 6711 6957 7097 5737

17page Time 25% Noninterest- bearing demand 22% Interest- bearing demand 35% Savings 18% Public Fund 20% Brokered 8% Business 26% Consumer (1) 46% (1) Includes business customer certificates of deposit which were immaterial Approximately 229,600 deposit accounts with an average balance of $31,300. Account Type Owner Classification Diversified Deposit Mix End of Period Balances

18page $0 $1,000,000 $2,000,000 $3,000,000 $4,000,000 $5,000,000 $6,000,000 $7,000,000 June 17 June 18 June 19 June 20 June 21 June 22 June 23 1st Source Chase Lake City Bank Horizon Bank Fifth Third DEPOSIT MARKET SHARE 16 COUNTY CONTIGUOUS MARKET* Leading Market Share in Community Banking Markets ($000) Data as of June 2023 – FDIC (via S&P Global Market Intelligence) *Includes Allen, DeKalb, Elkhart, Fulton, Huntington, Kosciusko, LaPorte, Marshall, Porter, Pulaski, St. Joseph, Starke, Wells, and Whitley counties in the State of Indiana, and Berrien and Cass counties in the State of Michigan. 2023 ______14.42% ___________10.70% ___9.53% _____5.04% ________4.76%

19page 5463 5438 5567 6204 6555 4.44% 4.32% 4.74% 6.25% 6.82% 3.00% 4.00% 5.00% 6.00% 7.00% 8.00% 2500 4000 5500 7000 2020 2021 2022 2023 2024 YTD Loans & Leases ($MM) Yield on Loans & Leases - FTE (%)* GROWING LOAN PORTFOLIO Total Average Loans & Leases * See “Reconciliation of non-GAAP Financial Measures” in Appendix.

20page Commercial Real Estate 17% Residential Real Estate 10% Consumer 2% Medium and Heavy Duty Truck 5% Auto and Light Truck 15% Construction Equipment 17% Aircraft 16% Commercial 18% DIVERSIFIED LOAN PORTFOLIO 2024 Average Loans by Type

21page 2.56% 2.38% 2.32% 2.26% 2.26% 2020 2021 2022 2023 2024 YTD STRONG CREDIT QUALITY % of Net Loans and Leases Loan & Lease Loss Allowance 1.16% 0.77% 0.45% 0.37% 0.31% 2020 2021 2022 2023 2024 YTD Low Nonperforming Assets 0.17% 0.16% 0.03% -0.04% 0.13% 2020 2021 2022 2023 2024 YTD Limited Losses Nonperforming Assets Net Charge-Offs (Recoveries) Solid Reserves

22page 81.4 118.5 120.5 124.9 63.6 66.2 3.17 4.70 4.84 5.03 2.55 2.68 $0.00 $1.00 $2.00 $3.00 $4.00 $5.00 $6.00 $0 $15 $30 $45 $60 $75 $90 $105 $120 $135 2020 2021 2022 2023 2023 YTD 2024 YTD Net Income ($MM) EPCS (Diluted) NET INCOME & EARNINGS PER SHARE

23page 142.3 150.6 170.0 167.6 85.6 92.3 $0 $50 $100 $150 $200 2020 2021 2022 2023 2023 YTD 2024 YTD PRE-TAX, PRE-PROVISION INCOME ($MM) *See “Reconciliation of non-GAAP Financial Measures” in Appendix.

24page 1.34% 1.41% 1.14% 1.53% 1.49% 1.48% 1.53% 11.09% 11.50% 9.41% 13.07% 13.81% 13.48% 13.10% 12.50% 12.85% 10.42% 14.40% 15.28% 14.82% 14.28% 4.00% 8.00% 12.00% 16.00% 0.60% 1.20% 1.80% 2.40% 3.00% 2018 2019 2020 2021 2022 2023 2024 YTD R O AE a nd R O AT E R O AA Return on Average Assets Return on Average Common Equity Return on Average Tangible Common Equity** INCOME PERFORMANCE METRICS 1st SOURCE PERFORMS WELL AGAINST PEERS WHILE MAINTAINING STRONG CAPITAL LEVELS *Peer group data as of March 31, 2024. ** See “Reconciliation of non-GAAP Financial Measures” in Appendix. YTD Median Peer Data* National C&I Midwest ROATE 14.47% 13.16% ROAE 11.01% 10.58% ROAA 1.07% 1.17%

25page 226.4 237.1 264.1 279.4 138.5 146.3 3.39% 3.23% 3.45% 3.51% 3.54% 3.57% 2.25% 3.25% 4.25% 5.25% $0 $60 $120 $180 $240 $300 2020 2021 2022 2023 2023 YTD 2024 YTD Net Interest Income ($MM) Net Interest Margin (%) NET INTEREST MARGIN (FTE)* * See “Reconciliation of non-GAAP Financial Measures” in Appendix.

26page Trust, Wealth Advisory, and Retirement Plan Services 31% Other 20% Debit Card 20% Service Charges on Deposit Accounts 15% Insurance Commissions 8% Mortgage Banking 5% Equipment Rental 1% DIVERSE SOURCES OF NONINTEREST INCOME Fair Value of Assets Under Management of $5.8B * Note: Equipment rental income is shown net of leased equipment depreciation. See “Reconciliation of non-GAAP Financial Measures” in Appendix . Noninterest Income Composition 2024 = $43.1MM* 23% of Total Revenue*

27page 167.2 172.5 174.7 194.6 94.7 96.8 54.2% 53.5% 51.1% 54.2% 53.1% 51.7% 40.0% 50.0% 60.0% 70.0% 80.0% $0.0 $70.0 $140.0 $210.0 2020 2021 2022 2023 2023 YTD 2024 YTD Noninterest Expense ($MM)* Efficiency - Adjusted (%)* OPERATING EXPENSES * Note: Noninterest expense is shown net of leased equipment depreciation. See “Reconciliation of non-GAAP Financial Measures” in Appendix.

15.99% 16.76% 16.10% 16.25% 16.64% 2020 2021 2022 2023 2024 YTD 28page 12.15% 11.89% 12.63% 13.26% 13.52% 2020 2021 2022 2023 2024 YTD STRONG CAPITAL POSITION Tier 1 Leverage Ratio 14.73% 15.50% 14.84% 14.99% 15.38% 2020 2021 2022 2023 2024 YTD Tier 1 Risk Based Ratio Total Risk Based Capital Ratio Tangible Common Equity / Tangible Assets* 11.10% 10.39% 9.45% 10.48% 10.91% 2020 2021 2022 2023 2024 YTD 5% Well Capitalized 8% Well Capitalized 10% Well Capitalized * See “Reconciliation of non-GAAP Financial Measures” in Appendix. Note: There were no treasury stock acquisitions in 2024

29page 16.64% 8.00% 10.00% 12.00% 14.00% 16.00% 18.00% 20.00% 1st Source Corp Well-Capitalized LONG HISTORY OF CONSERVATIVE CAPITAL Total Capital (To Risk-Weighted Assets) 10% Well Capitalized

30page $24.47 $26.30 $29.18 $31.62 $33.64 $31.63 $37.06 $39.16 $15.00 $20.00 $25.00 $30.00 $35.00 $40.00 $45.00 2017 2018 2019 2020 2021 2022 2023 2024 YTD TANGIBLE BOOK VALUE PER COMMON SHARE* * See “Reconciliation of non-GAAP Financial Measures” in Appendix.

31page 0.645 0.671 0.720 0.760 0.960 1.100 1.130 1.210 1.260 1.300 1.040 $0.000 $0.200 $0.400 $0.600 $0.800 $1.000 $1.200 $1.400 $1.600 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 YTD COMMON DIVIDENDS PER SHARE 36 YEARS OF CONSECUTIVE DIVIDEND GROWTH

32page DELIVERING RETURNS TO SHAREHOLDERS Value of $100 Invested in 1st Source since 1971 Inception with Dividends Reinvested vs. Total Return of Stock Indices

33page DELIVERING RETURNS TO SHAREHOLDERS December 31, 2007 – July 26, 2024

PERFORMANCE FINANCIAL 2019-2024 KBW Bank Honor Roll Sixth consecutive year named among top 5% of banks with more than $500 million in total assets and ten consecutive years of increased earnings per share 2024 Forbes’ America’s Best Banks list #14 in the U.S. and #1 in Indiana 2023 S&P Global Market Intelligence’s Top 50 Community Banks #22 with $3B to $10B in assets 2023 Piper Sandler Sm-All Stars One of 31 banks/thrifts identified as a top performing small-cap bank in the country #26 Of 123 banks between $5 billion and $50 billion in assets – Bank Performance Scorecard by Bank Director Magazine 5-Star Superior Rating – BauerFinancial 36 Years of consecutive dividend growth 34page NCIAL

INVESTMENT CONSIDERATIONS Consistent and superior financial performance with a focus on long-term earnings per share and tangible book value growth Experienced and proven team with significant investment in bank Diversification of product mix and geography with asset generation capability Leading market share in community banking markets Stable credit quality, strongly reserved Strong capital and liquidity position and 36 consecutive years of dividend growth 35page

CONTACT INFORMATION Christopher J. Murphy III Chairman of the Board and CEO 1st Source Corporation (574) 235-2711 Murphy-c@1stsource.com Andrea G. Short President, 1st Source Corporation President and CEO, 1st Source Bank (574) 235-2348 shorta@1stsource.com Brett A. Bauer CFO and Treasurer (574) 235-2638 bauerb@1stsource.com 36page

APPENDIX

CONSOLIDATED BALANCE SHEET 38page (Dollars in millions) 2020 2021 2022 2023 2024 YTD Cash and cash equivalents 243$ 525$ 123$ 130$ 269$ Investment securities and other investments* 1,225 1,890 1,800 1,648 1,548 Loans and leases, net of unearned discount 5,502 5,360 6,015 6,520 6,656 Allowance for loan and lease losses (141) (127) (139) (148) (150) Equipment owned under operating leases, net 65 48 32 20 14 Other assets 422 400 508 558 541 Total assets 7,316$ 8,096$ 8,339$ 8,728$ 8,878$ Noninterest-bearing deposits 1,637$ 2,053$ 1,998$ 1,656$ 1,579$ Interest-bearing deposits 4,309 4,626 4,930 5,383 5,617 Total deposits 5,946 6,679 6,928 7,039 7,196 Total borrowings 291 330 321 419 386 Other liabilities 148 118 166 202 181 Total shareholders' equity 887 916 864 989 1,044 Noncontrolling interests 44 53 60 79 71 Total equity 931 969 924 1,068 1,115 Total liabilities and equity 7,316$ 8,096$ 8,339$ 8,728$ 8,878$ *All investment securities are available for sale. The Company does not hold any held to maturity investment securities.

CONSOLIDATED INCOME STATEMENT 39page (Dollars in millions) 2020 2021 2022 2023 2023 YTD 2024 YTD Net interest income 226$ 237$ 263$ 279$ 138$ 146$ Provision (recovery of provision) for credit losses 36 (4) 13 6 3 7 Noninterest income* 83 86 81 84 42 43 Noninterest expense* 167 172 174 195 95 97 Income before income taxes 106 155 157 162 82 85 Income tax expense 25 36 36 37 18 19 Net income 81 119 121 125 64 66 Net income attributable to noncontrolling interests - - - - - - Net income available to common shareholders 81$ 119$ 121$ 125$ 64$ 66$ Diluted net income per common share 3.17$ 4.70$ 4.84$ 5.03$ 2.55$ 2.68$ * Note: Noninterest income and Noninterest expense are shown net of leased equipment depreciation. See Reconciliation of non-GAAP Financial Measures" in Appendix.

40page Transportation & Warehousing 16% Finance & Insurance and Real Estate 17% Services 22% Retail Trade 9% Construction 13% Manufacturing 7% Ag, Forestry, Fishing & Hunting 8% Wholesale Trade 4% Other* 4% * Other includes: Mining, Utilities, and Information AIRCRAFT PORTFOLIO INDUSTRIES BY NAICS

62% 35% 3% 41page Interest Rate Risk Characteristics • Variable rate loans reprice quickly — 91% of Variable reprice within 3 months • Fixed rate loans have short terms — Fixed weighted average life = 2.67 years • Stable, low-cost deposit funding base — Cost of Funds as of June 30, 2024, of 2.35% — 22% non-interest-bearing deposit • Liquid and high-quality investment portfolio of $1.5 billion. • Average investment portfolio duration of 2.9 years. Net Interest Income Sensitivity 1 year difference versus no rate change +100 bps Parallel Ramp -100 bps Parallel Ramp +0.90% -1.18% LOANS Fixed 2.67 yr. weighted avg. remaining life Variable Repricing within 3 months Variable Repricing greater than 3 months ASSET LIABILITY MANAGEMENT

42page OWNERSHIP SUMMARY Institutional 11,447,700 46.7% Insiders 7,764,803 31.7% Retail/Other 4,573,059 18.7% 1st Source ESOP 721,461 2.9% Total Shares Outstanding(1) 24,507,023 100.0% Institution (Top 10 Institutions) Shares % of Total Dimensional Fund Advisors LP 1,576,996 6.4% BlackRock Inc. 1,435,902 5.9% Vanguard Group Inc. 941,892 3.8% Wellington Management Group LLP 864,865 3.5% AllianceBernstein LP 615,393 2.5% Charles Schwab Investment Mgmt 586,228 2.4% State Street Global Advisors Inc. 564,322 2.3% Boston Trust Walden Co. 436,677 1.8% Geode Capital Management LLC 384,352 1.6% Manulife Asset Management 284,073 1.2% Top 10 Institutions(2) 7,690,700 31.4% Other 3,757,000 15.3% Total Institutional Ownership(2) 11,447,700 46.7% Institutional, 46.7% Insiders, 31.7% Retail/Other, 18.7% 1st Source ESOP, 2.9% (1) As of June 30, 2024 (2) As of March 31, 2024 or most recently reported data Source: S&P Global Market Intelligence and Company filings

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

Calculation of Yield on Loans and Leases

(Dollars in thousands)		2020	2021	2022	2023	2024 YTD
(A)	Loans and leases interest income (GAAP)	$ 242,172	$ 234,583	$ 263,677	$ 387,143	$ 222,204
(B)	Plus: loans and leases fully tax-equivalent adjustments	333	319	366	381	160
(C)	Loans and leases interest income - FTE (A+B)	242,505	234,902	264,043	387,524	222,364
(D)	Average loans and leases	$ 5,463,436	$ 5,437,817	$ 5,566,701	$ 6,203,857	$ 6,555,139
(E)	Annualization factor	1.00	1.00	1.00	1.00	2.01
	Yield on loans and leases (GAAP) (A*E)/D	4.43%	4.31%	4.74%	6.24%	6.82%
	Yield on loans and leases - FTE (C*E)/D	4.44%	4.32%	4.74%	6.25%	6.82%

Pre-Tax, Pre-Provision Income

(Dollars in thousands)		2020	2021	2022	2023	2023 YTD	2024 YTD
(A)	Income before income taxes (GAAP)	$ 106,341	$ 154,885	$ 156,787	$ 161,680	$ 82,491	$ 85,614
(B)	Plus: Provision (recovery of provision) for credit losses	36,001	(4,303)	13,245	5,866	3,096	6,651
(C)	Pre-tax pre-provision income (A+B)	$ 142,342	$ 150,582	$ 170,032	$ 167,546	$ 85,587	$ 92,265

Calculation of Return on Average Tangible Common Equity

(Dollars in thousands)		2018	2019	2020	2021	2022	2023	2024 YTD
(A)	Net income (GAAP)	$ 82,414	$ 91,960	$ 81,437	$ 118,534	$ 120,509	$ 124,927	$ 66,248
(B)	Average common shareholders' equity (GAAP)	743,173	799,736	865,278	906,951	872,721	926,935	1,016,712
(C)	Less: average goodwill and intangible assets	84,077	83,985	83,959	83,937	83,916	83,905	83,912
(D)	Average tangible common shareholders' equity (B-C)	$ 659,096	$ 715,751	$ 781,319	$ 823,014	$ 788,805	$ 843,030	$ 932,800
(E)	Annualization factor	1.00	1.00	1.00	1.00	1.00	1.00	2.01
	Return on average common equity (GAAP) (A*E)/B	11.09%	11.50%	9.41%	13.07%	13.81%	13.48%	13.10%
	Return on average tangible common equity (A*E)/D	12.50%	12.85%	10.42%	14.40%	15.28%	14.82%	14.28%

page 43

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

Calculation of Net Interest Margin

(Dollars in thousands)		2020	2021	2022	2023	2023 YTD	2024 YTD
(A)	Interest income (GAAP)	$ 263,031	$ 254,772	$ 293,816	$ 416,907	$ 195,010	$ 237,637
(B)	Plus: fully tax-equivalent adjustments	543	459	628	741	405	292
(C)	Interest income - FTE (A+B)	263,574	255,231	294,444	417,648	195,415	237,929
(D)	Interest expense (GAAP)	37,211	18,134	30,347	138,260	56,929	91,672
(E)	Net interest income (GAAP) (A-D)	225,820	236,638	263,469	278,647	138,081	145,965
(F)	Net interest income - FTE (C-D)	226,363	237,097	264,097	279,388	138,486	146,257
(G)	Average earning assets	$ 6,684,246	$ 7,338,639	$ 7,661,168	$ 7,956,604	$ 7,893,218	$ 8,242,841
(H)	Annualization factor	1.00	1.00	1.00	1.00	2.02	2.01
	Net interest margin (GAAP) (E*H)/G	3.38%	3.22%	3.44%	3.50%	3.53%	3.56%
	Net interest margin - FTE (F*H)/G	3.39%	3.23%	3.45%	3.51%	3.54%	3.57%

Noninterest Income

(Dollars in thousands)		2020	2021	2022	2023	2023 YTD	2024 YTD
(A)	Noninterest income (GAAP)	$ 103,889	$ 100,092	$ 91,262	$ 90,623	$ 46,092	$ 45,377
(B)	Less: depreciation - leased equipment	(20,203)	(13,694)	(10,023)	(7,093)	(3,898)	(2,287)
(C)	Noninterest income - adjusted (A-B)	$ 83,686	$ 86,398	$ 81,239	$ 83,530	$ 42,194	$ 43,090

Noninterest Expense

(Dollars in thousands)		2020	2021	2022	2023	2023 YTD	2024 YTD
(A)	Noninterest expense (GAAP)	$ 187,367	$ 186,148	$ 184,699	$ 201,724	$ 98,586	$ 99,077
(B)	Less: depreciation - leased equipment	(20,203)	(13,694)	(10,023)	(7,093)	(3,898)	(2,287)
(C)	Noninterest expense - adjusted (A-B)	$ 167,164	$ 172,454	$ 174,676	$ 194,631	$ 94,688	$ 96,790

1st Source Corporation

page 44

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

Calculation of Efficiency Ratio

	(Dollars in thousands)	2020	2021	2022	2023	2023 YTD	2024 YTD
(A)	Net interest income (GAAP)	$225,820	$ 236,638	$ 263,469	$ 278,647	$ 138,081	$ 145,965
(B)	Net interest income - FTE	226,363	237,097	264,097	279,388	138,486	146,257
(C)	Plus: noninterest income (GAAP)	103,889	100,092	91,262	90,623	46,092	45,377
(D)	Less: gains/losses on investment securities and partnership investments	(1,652)	(1,020)	(3,714)	(3,875)	(2,270)	(1,966)
(E)	Less: depreciation - leased equipment	(20,203)	(13,694)	(10,023)	(7,093)	(3,898)	(2,287)
(F)	Total net revenue (GAAP) (A+C)	329,709	336,730	354,731	369,270	184,173	191,342
(G)	Total net revenue - adjusted (B+C-D-E)	308,397	322,475	341,622	359,043	178,410	187,381
(H)	Noninterest expense (GAAP)	187,367	186,148	184,699	201,724	98,586	99,077
(E)	Less: depreciation - leased equipment	(20,203)	(13,694)	(10,023)	(7,093)	(3,898)	(2,287)
(I)	Noninterest expense - adjusted (H-E)	$167,164	$ 172,454	$ 174,676	$ 194,631	$ 94,688	$ 96,790
	Efficiency ratio (GAAP-derived) (H/F)	56.8%	55.3%	52.1%	54.6%	53.5%	51.8%
	Efficiency ratio - adjusted (I/G)	54.2%	53.5%	51.1%	54.2%	53.1%	51.7%

Calculation of Tangible Common Equity-to-Tangible Assets Ratio

	(Dollars in thousands)	2020	2021	2022	2023	2024 YTD
(A)	Total common shareholders' equity (GAAP)	$ 886,845	$ 916,255	$ 864,068	$ 989,568	$1,043,515
(B)	Less: goodwill and intangible assets	(83,948)	(83,926)	(83,907)	(83,916)	(83,907)
(C)	Total tangible common shareholders' equity (A-B)	802,897	832,329	780,161	905,652	959,608
(D)	Total assets (GAAP)	7,316,411	8,096,289	8,339,416	8,727,958	8,878,003
(B)	Less: goodwill and intangible assets	(83,948)	(83,926)	(83,907)	(83,916)	(83,907)
(E)	Total tangible assets (D-B)	$7,232,463	$8,012,363	$8,255,509	$8,644,042	$8,794,096
	Common equity-to-assets ratio (GAAP-derived) (A/D)	12.12%	11.32%	10.36%	11.34%	11.75%
	Tangible common equity-to-tangible assets ratio (C/E)	11.10%	10.39%	9.45%	10.48%	10.91%

1st Source Corporation

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46page RECONCILIATION OF NON-GAAP FINANCIAL MEASURES Calculation of Tangible Book Value per Common Share (Dollars in thousands, except for per share data) 2017 2018 2019 2020 2021 2022 2023 2024 YTD (A) Total common shareholders' equity (GAAP) 718,537$ 762,082$ 828,277$ 886,845$ 916,255$ 864,068$ 989,568$ 1,043,515$ (B) Less: goodwill and intangible assets (83,742) (83,998) (83,971) (83,948) (83,926) (83,907) (83,916) (83,907) (C) Total tangible common shareholders' equity (A-B) 634,795$ 678,084$ 744,306$ 802,897$ 832,329$ 780,161$ 905,652$ 959,608$ (D) Actual common shares outstanding 25,936,764 25,783,728 25,509,474 25,389,117 24,739,512 24,662,286 24,434,604 24,507,023 Book value per common share (GAAP-derived) (A/D)*1000 27.70$ 29.56$ 32.47$ 34.93$ 37.04$ 35.04$ 40.50$ 42.58$ Tangible common book value per share (C/D)*1000 24.47$ 26.30$ 29.18$ 31.62$ 33.64$ 31.63$ 37.06$ 39.16$